UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 24, 2008

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 24, 2008, Astea International Inc. (the “Company”) entered into a preferred stock purchase agreement (the “Preferred Stock Purchase Agreement”) with Zack Bergreen, the Company’s Chairman, Founder and Chief Executive Officer (the “Purchaser”), for the private placement of 826,446 shares (the “Shares”) of newly designated Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”), for a purchase price of $3.63 per share and an aggregate investment of $3,000,000 (the “Private Placement Transaction”).   The per share purchase price was determined using a formula which took as the price the greater of (i) the average closing bid price of a share of the common stock of the Company (the “Common Stock”) on the NASDAQ Capital Market for the 30 trading days ending two trading days prior to the date of the purchase of the Series A Preferred Stock and (ii) 110% of the closing bid price of the Common Stock on the NASDAQ Capital Market on the date of the purchase.    Pursuant to the terms of the Preferred Stock Purchase Agreement, the Company also granted the Purchaser certain registration rights in the event the Company elects to file a registration statement with the Securities and Exchange Commission relating to an offering of its equity securities under the Securities Act of 1933, as amended (the “Securities Act”).  The audit committee (the “Audit Committee”) of the board of directors of the Company (the “Board of Directors”), consisting of three independent directors, negotiated and unanimously approved the Private Placement Transaction.

Pursuant to the terms of the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”), the Series A Preferred Stock is convertible into shares of Common Stock on a one-to-one ratio, subject to customary anti-dilution provisions.  The Series A Preferred Stock will pay a quarterly dividend, which will accrue at an annual rate of 6% of the purchase price, subject to certain rate adjustments as provided for under the Certificate of Designation.  The Purchaser may convert up to 40% of his Shares during the first six months following issuance of the Series A Preferred Stock, and thereafter, may convert up to 100% of his Shares at any time.  The Company has the right to redeem up to 60% of the Series A Preferred Stock at its option during the first six months following issuance, at a price equal to 110% of the purchase price plus all accrued and unpaid dividends.  Such conversion and redemption rights during the initial six month period following issuance of the Series A Preferred Stock are not applicable in the event certain change of control events occur.   Pursuant to the terms of the Certificate of Designation, commencing on the second anniversary of the date of issuance of the Series A Preferred Stock, the Company may cause all Series A Preferred Stock then outstanding to convert into Common Stock if the closing price of the Common Stock, as reported on the principal exchange on which the Common Stock is traded, exceeds 300% of the then current conversion price for 30 consecutive trading days.  Commencing on the fourth anniversary of the date of issuance of the Series A Preferred Stock, the Company may redeem all Series A Preferred Stock then outstanding at a price equal to the greater of (i) 130% of the purchase price plus all accrued and unpaid dividends and (ii) the fair market value of such number of shares of Common Stock which the holder of the Series A Preferred Stock would be entitled to receive had the redeemed Series A Preferred Stock been converted immediately prior to the redemption.

Copies of the Preferred Stock Purchase Agreement, the Certificate of Designation and the Company’s press release dated September 25, 2008 announcing the Private Placement Transaction, are filed as Exhibit 10.1, Exhibit 3.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The description of the material terms of the Preferred Stock Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1.  The description of the material terms of the Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

The Company issued the Shares in the Private Placement Transaction in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act, and Rule 506 of Regulation D thereunder.  The Company relied on the exemption from registration provided for under Section 4(2) of the Securities Act based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Purchaser’s investment intent with respect to the Shares purchased.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

On September 25, 2008, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware.  The Board of Directors authorized and approved this filing on September 24, 2008 in connection with the creation, reservation and designation of 826,446 shares of a series of preferred stock as Series A Preferred Stock.

Item 9.01.  Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

3.1	Certificate of Designation of Series A Convertible Preferred Stock

10.1	Preferred Stock Purchase Agreement by and between Astea International Inc. and Zack Bergreen, dated September 24, 2008

99.1	Press Release Astea International Inc. dated September 25, 2008

Rule 135c Statement

This Current Report on Form 8-K and the attached exhibits are being filed pursuant to Rule 135c under the Securities Act and do not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements and expectations of future results that are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could materially affect future results. Among these risk factors are the continuing acceptance of the Company’s products, general competitive pressures in the marketplace, and continued overall growth in the customer relationship management solutions industry. Further information regarding these as well as other key risk factors and meaningful cautionary statements that could affect the Company’s  financial results are included at length in the Company’s Form 10-K for the fiscal year ended December 31, 2007, supplemented by subsequent filings made with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.
Date: September 26, 2008	By: /s/ Rick Etskovitz Name: Rick Etskovitz Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Certificate of Designation of Series A Convertible Preferred Stock

10.1	Preferred Stock Purchase Agreement by and between Astea International Inc. and Zack Bergreen, dated September 24, 2008

99.1	Press Release of Astea International Inc. dated September 25, 2008